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                                                                   Exhibit 10.64

                   FIFTH AMENDMENT AND MODIFICATION AGREEMENT


         FIFTH AMENDMENT AND MODIFICATION AGREEMENT dated as of November 23, 1999 (this "Amendment") by and among HADCO CORPORATION, a Massachusetts corporation (the "Borrower"); the direct and indirect subsidiaries of the Borrower listed on the signature pages hereto (collectively, the "Guarantors"); BANKBOSTON, N.A., AS AGENT (the "Agent") and BANKBOSTON, N.A., individually, and the other lending institutions (collectively, the "Banks") listed on SCHEDULE 1 to the Amended and Restated Revolving Credit Agreement dated as of December 8, 1997 (as amended and in effect from time to time, the "Credit Agreement") among the Borrower, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement, as amended hereby.

         WHEREAS, the Borrower has requested that the Agent and the Banks amend certain provisions of the Credit Agreement; and

         WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend such provisions of the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, the other Loan Documents and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1. AMENDMENT OF SS.1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by:

                  (a) inserting the following new definitions in the proper alphabetical order:

                  "FIFTH AMENDMENT EFFECTIVE DATE. The "Effective Date", as defined in the Fifth Amendment and Modification Agreement dated as of November 23, 1999 among the Borrower, the Guarantors, the Agent and the Banks."

                  "SECTION 9.5.2 SUBSIDIARY. Any Subsidiary acquired pursuant to
         Section 9.5.2 that is organized under the laws of a jurisdiction other than the United States of America and the States (or the District of Columbia) thereof."

                  (b) deleting the definition of "Guarantors" in its entirety and substituting in lieu thereof the following new definition:


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                  "GUARANTORS. (i) Hadco Santa Clara, Hadco Phoenix, CCIR of
         Texas, and, until the completion of the Restructuring Transaction, CCIR of California; and (ii) any other direct or indirect Subsidiary of the Borrower (other than Hadco FSC, New Zycon, Hadco Scotland, Hadco Ireland, Hadco Malaysia, Hadco Singapore, New Continental, CCIR International and any Section 9.5.2 Subsidiary)."

         SS.2. AMENDMENT OF SS.9.1(i) OF THE CREDIT AGREEMENT. Section 9.1(i) of the Credit Agreement is hereby deleted in its entirety and the following new ss.9.1(i) is hereby substituted in lieu thereof:

                  "(i) Indebtedness of (i) a Guarantor, following its execution and delivery of its Guaranty to the Agent, to the Borrower; (ii) Hadco FSC to the Borrower in an aggregate amount not to exceed $2,000,000;
         (iii) Hadco Malaysia and the Section 9.5.2 Subsidiaries to the Borrower in an aggregate amount for all such entities not to exceed $65,000,000, PROVIDED, HOWEVER, that no more than $25,000,000 may be incurred by Hadco Malaysia in any one fiscal year of the Borrower and if during any such fiscal year the amount of such Indebtedness permitted to be incurred by Hadco Malaysia is not so utilized, such unutilized amount may be utilized in the next succeeding fiscal year; PROVIDED, FURTHER, that no more than $15,000,000 in the aggregate may be incurred by the
         Section 9.5.2 Subsidiaries and any such Indebtedness shall be evidenced by a duly executed promissory note (A) issued by such Section 9.5.2 Subsidiary to the Borrower and (B) duly endorsed to the Agent pursuant to the Security Agreement; (iv) New Zycon or New Continental to the Borrower in an aggregate amount, for each such company, not to exceed $50,000; (v) CCIR International to the Borrower in an aggregate amount not to exceed $2,000,000; and (vi) Hadco Scotland, Hadco Singapore and/or Hadco Ireland to the Borrower in an aggregate amount for all such entities not to exceed $5,000,000;".

         SS.3. AMENDMENT OF SS.9.5.2 OF THE CREDIT AGREEMENT. Section 9.5.2 of the Credit Agreement is hereby deleted in its entirety and the following new ss.9.5.2 is hereby substituted in lieu thereof:

                  "9.5.2 ACQUISITIONS. The Borrower will not, and will not permit any of the other Transaction Parties to agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices); PROVIDED, HOWEVER, that so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may make one or more asset or stock acquisitions in an amount not to exceed $30,000,000 in the aggregate; PROVIDED, HOWEVER, that (i) the business to be acquired (the "Target") is in the same or similar lines of business as the Borrower and the other Transaction Parties,
         (ii) after giving effect to such Permitted Acquisition, and assuming full funding of such Permitted Acquisition


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         on the initial Drawdown Date of the sole or initial Loan, the proceeds of which are to be used to fund all or any portion of such Permitted Acquisition, the ratio of Consolidated Funded Debt as at the most recent fiscal quarter end of the Borrower to EBITDA for the four consecutive fiscal quarters of the Borrower ending with such quarter end (as shown on a PRO FORMA basis based upon (A) the most recently delivered financial statements of the Borrower and its Subsidiaries delivered in accordance with ss.8.4 and (B) audited financial statements for such Target as at the most recent fiscal quarter end of the Borrower which are accompanied by an unqualified audited opinion letter from Arthur Anderson LLP or another nationally recognized accounting firm satisfactory to the Agent and the Majority Banks or which are otherwise satisfactory to the Agent and the Majority Banks) would not exceed 3.25:1.0; and (iii) contemporaneously with the closing of such Permitted Acquisition, the Borrower shall provide to the Agent and the Banks a compliance certificate in the form of EXHIBIT C, duly certified by the principal financial or accounting officer of the Borrower, indicating the Borrower's compliance with (x) the financial covenants contained in ss.10 immediately prior to and, on A Pro FORma basis, immediately following such Permitted Acquisition and (y) on a PRO FORMA basis, the requirement set forth in ss.9.5.2(ii); anD PROVIDED FURTHER that, contemporaneously with the closing of such Permitted Acquisition, the Borrower shall (i) take such action as may be necessary or advisable in the opinion of the Agent to pledge or cause to be pledged to the Agent, for the benefit of the Banks and the Agent, on a perfected, first-priority basis all of the capital stock or other equity interests of such Subsidiary (except that 65% (or such larger percentage as may be permitted without creating material adverse tax consequences for the Borrower under the Code) of the capital stock of such Subsidiary that is organized under the laws of a jurisdiction other than the United States of America and the States (or the District of Columbia) thereof shall be pledged) pursuant to a pledge agreement in form and substance satisfactory to the Agent, which such pledge agreement shall be a Stock Pledge Agreement and a Security Document hereunder, (ii) cause any such Subsidiary which is or is to become a Guarantor to guaranty all of the Obligations hereunder pursuant to a Guaranty in the form of EXHIBIT E, which Guaranty shall be a Guaranty and Security Document hereunder, (iii) cause any such Subsidiary which is or is to become a Guarantor to take all steps as may be necessary or advisable in the opinion of the Agent to grant to the Agent, for the benefit of the Banks and the Agent, a first priority, perfected security interest in substantially all of its assets as collateral security for such guaranty, pursuant to security documents, mortgages, pledges and other documents in form and substance satisfactory to the Agent, each of which documents shall be Security Documents hereunder; and (iv) deliver to the Agent all such evidence of corporate authorization, legal opinions (including local counsel opinions where applicable), and other documentation as


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         the Agent may request. To the extent that any such Permitted
         Acquisition alters the accuracy or completeness of any of the Schedules hereto, the Borrower shall deliver to the Agent, contemporaneously with the delivery of the loan documentation referred to above, revised schedules reflecting changes resulting from such Permitted Acquisition; PROVIDED that the Agent shall only be required to accept such revised schedules, and such revised schedules shall only become part of this Credit Agreement, in the event that the Borrower shall have taken any and all action necessary to bring such newly acquired Subsidiary into compliance with each representation and warranty set forth herein, including in ss.7 hereof; and PROVIDED FURTHER that no change resulting from any Permitted Acquisition would have a material adverse effect on the Borrower and the other Transaction Parties, taken as a whole."

         Ss.4. AMENDMENT OF SS.9.10 OF THE CREDIT AGREEMENT. Section 9.10 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting in lieu thereof the following:

                  "Neither the Borrower nor any of the other Transaction Parties shall (a) without limiting the Indebtedness and Investment limitations set forth in ss.ss.9.1(i), 9.3(f) and 9.3(g), transfer assets to Hadco Scotland, Hadco Ireland, Hadco Singapore (following the incorporation thereof), Hadco Malaysia or any Section 9.5.2 Subsidiary in an aggregate amount exceeding, for all such entities, $2,000,000 or (b) permit Hadco Scotland, Hadco Ireland, Hadco Singapore (following the incorporation thereof), Hadco Malaysia or any Section 9.5.2 Subsidiary at any one time to own, hold or have an interest in, property or assets, whether tangible or intangible and including cash and cash equivalents, in excess of those reasonably required for the conduct of each such entity's business operations in the ordinary course."

         SS.5. CONDITIONS TO EFFECTIVENESS. This Amendment shall be deemed to be effective as of the date first written above (the "Effective Date") upon the Agent's receipt of the following, each in form and substance satisfactory to the
Agent:

                  (a) facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Borrower, the Guarantors, the Agent and the Majority Banks;

                  (b) each of the Borrower and the Guarantors shall have certified (a) that its charter or other incorporation documents and by-laws have not been amended since the date such charter or other incorporation documents and by-laws were certified to the Agent (or shall deliver the same if amended), (b) that it is in good standing or is authorized to do business in its state of incorporation and in each


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         state in which it does business, (c) resolutions of its Board of
         Directors authorizing this Amendment and the transactions contemplated hereby, and (d) that its Perfection Certificate is true and correct in all material respects as of the date hereof (or shall deliver an amended and restated Perfection Certificate);

                  (c) such other documents, agreements and items as the Agent may require.

         SS.6. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. Each of the Borrower and the Guarantors hereby represents and warrants to each of the Agent and the Banks as follows:

                  (a) Each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as of the Effective Date (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, as amended hereby, and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default has occurred and is continuing as of the date of this Amendment or would occur after giving effect to the transactions contemplated by this Amendment; and

                  (b) This Amendment has been duly authorized, executed and delivered by the Borrower and each of the Guarantors, and shall be in full force and effect upon the satisfaction of the conditions set forth in ss.5 hereof, and the agreements of the Borrower and each of the Guarantors contained herein, in the Credit Agreement as herein amended, or in the other Loan Documents respectively, constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors party hereto or thereto, enforceable against the Borrower or such Guarantor, in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         SS.7. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All


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references in the Credit Agreement or such other Loan Documents or in any related agreement or instrument to the Credit Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby, pursuant to the provisions of the Credit Agreement.

         SS.8. NO PRESENT CLAIMS. In order to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Agent or any of the Banks, each of the Borrower and the Guarantors hereby acknowledges and agrees that: (i) neither it nor any of the other Transaction Parties has any claim or cause of action against the Agent, any of the Banks or any of their directors, officers, employees or agents; (ii) neither it nor any of the other Transaction Parties has any offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to the Agent and/or the Banks, including, without limitation, the Obligations; and (iii) each of the Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to each of the Borrower and the other Transaction Parties.

         SS.9. EXPENSES. Without limiting the expense reimbursement requirements set forth in ss.16 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

         SS.10. NO IMPLIED WAIVER, ETC. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any of the Obligations, any other obligations of the Borrower or any of the Transaction Parties or any right of the Agent or the Banks consequent thereon. The waivers and consents provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.

         SS.11. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.12. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CHOICE OR CONFLICTS OF LAWS).



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                        HADCO CORPORATION



                                        By:  /s/ F. Gordon Bitter
                                             -----------------------------------
                                             Name: F. Gordon Bitter
                                             Title: CFO/Treasurer, Sr. Vice
                                                    President

                                        BANKBOSTON, N.A., individually and
                                        as Agent



                                        By:  /s/ Sharon A. Stone
                                             -----------------------------------
                                             Name: Sharon A. Stone
                                             Title:  Director

                                        BANK OF AMERICA, N.A.



                                        By:  /s/ Robert Kosche
                                             -----------------------------------
                                             Name: Robert Kosche
                                             Title: Vice President


                                        ABN AMRO BANK N.V.



By:  /s/ James S. Adelsheim             By:  /s/ John D. Rogers
     -------------------------------         -----------------------------------
     Name: James S. Adelsheim                Name: John D. Rogers
     Title: Group Vice President             Title: Vice President

                                        BANK ONE, N.A. (f/k/a The First
                                        National Bank Of Chicago)



                                        By:  /s/ Stephen E. McDonald
                                             -----------------------------------
                                             Name: Stephen E. McDonald
                                             Title: Senior Vice President


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                                      -8-

                                        KEYBANK NATIONAL ASSOCIATION.



                                        By:  /s/ Francis Lotz
                                             -----------------------------------
                                             Name: Francis Lotz
                                             Title: Portfolio Officer

                                        THE BANK OF NOVA SCOTIA



                                        By:  /s/ T.M. Pitcher
                                             -----------------------------------
                                             Name: T.M. Pitcher
                                             Title: Authorized Signatory

                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK



                                        By:  /s/ Francoise Berthelot
                                             -----------------------------------
                                             Name: Francoise Berthelot
                                             Title: Vice President


                                        SUNTRUST BANK, ATLANTA



                                        By:  /s/ W. David Wisdom
                                             -----------------------------------
                                             Name: W. David Wisdom
                                             Title: Vice President

                                        CITIZENS BANK OF MASSACHUSETTS



                                        By:  /s/ Bruce S. Daniels
                                             -----------------------------------
                                             Name: Bruce S. Daniels
                                             Title: V.P.

                                        USTRUST



                                        By:  Eastman, D.G.
                                             -----------------------------------
                                             Name: Eastman, D.G.
                                             Title: Vice President


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                                        FLEET BANK-NH



                                        By:  /s/ Marcia Clatorre
                                             -----------------------------------
                                             Name: Marcia Clatorre
                                             Title: Vice President

                                        FIRST UNION NATIONAL BANK,
                                        successor by merger to CORESTATES
                                        BANK, N.A.



                                        By:  /s/ Robert A. Brown
                                             -----------------------------------
                                             Name: Robert A. Brown
                                             Title: Vice President

                                        MELLON BANK, N.A.



                                        By:  /s/ R. Jane Westrich
                                             -----------------------------------
                                             Name: R. Jane Westrich
                                             Title: Vice President

                                        CITIZENS BANK NEW HAMPSHIRE



                                        By:  /s/ Lori A. Chandonnais
                                             -----------------------------------
                                             Name: Lori A. Chandonnais
                                             Title: Vice President




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Each of the undersigned hereby acknowledges the foregoing Amendment as of the
Effective Date and agrees that its obligations under the Guaranty to which it is a party will extend to the Agreement, as so amended, and the other Loan Documents, as so amended.


                                        HADCO SANTA CLARA, INC.



                                        By:  /s/ F. Gordon Bitter
                                             -----------------------------------
                                             Title: Treasurer


                                        HADCO PHOENIX, INC.


                                        By:  /s/ F. Gordon Bitter
                                             -----------------------------------
                                             Title: Treasurer


                                        CCIR OF CALIFORNIA CORP.


                                        By:  /s/ F. Gordon Bitter
                                             -----------------------------------
                                             Title: Treasurer


                                        CCIR OF TEXAS CORP.


                                        By:  /s/ F. Gordon Bitter
                                             -----------------------------------
                                             Title: Treasurer